                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 19, 1999 included in OrthAlliance, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.



                                            /s/  Arthur Andersen LLP
                                            ARTHUR ANDERSEN LLP


Los Angeles, California
July 30, 1999